UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): April 21, 2017

UNITIL CORPORATION

(Exact name of registrant as specified in its charter)

New Hampshire	1-8858	02-0381573
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6 Liberty Lane West, Hampton, New Hampshire		03842-1720
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (603) 772-0775

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On April 21, 2017, Unitil Corporation’s ( the “Company” or “Registrant”): natural gas distribution utility subsidiary, Northern Utilities, Inc. (“Northern Utilities”); electric and natural gas distribution utility subsidiary, Fitchburg Gas and Electric Light Company (“Fitchburg”); and natural gas transmission pipeline company, Granite State Gas Transmission, Inc. (“Granite State”), priced $90 million collectively of Senior Unsecured Notes (“Notes”) through a private placement marketing process to institutional investors. Northern Utilities priced $20 million of Notes due 2027 at 3.52% and $30 million of Notes due 2047 at 4.32%. Fitchburg priced $10 million of Notes due 2027 at 3.52% and $15 million of Notes due 2047 at 4.32%. Granite State priced $15 million of Notes due 2027 at 3.72%.

Northern Utilities, Fitchburg and Granite State plan to use the net proceeds from the offering to refinance higher cost long-term debt that is maturing later in 2017, to repay short-term debt and for general corporate purposes. Northern Utilities, Fitchburg and Granite State anticipate closing this long-term financing in the fourth quarter of 2017.

Northern Utilities, Fitchburg and Granite State have received initial commitments from the expected purchasers of the Notes. However, the issuance of the Notes is subject to execution of the definitive documentation and funding of the commitments.

Northern Utilities, Fitchburg and Granite State offered the Notes principally to institutional investors in an offering made pursuant to the exemption from registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended (“Act”).

The notes offered have not been and will not be registered under the Act, or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Act and applicable state securities laws.

The Company intends this notice to comply with Rule 135c of the Act and, accordingly, this notice does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITIL CORPORATION

By:	/s/ Mark H. Collin
Mark H. Collin
Senior Vice President, Chief Financial Officer and Treasurer

Date:	April 24, 2017